Exhibit 10.5

EQUITRANS, L.P.
TRANSPORTATION SERVICE AGREEMENT
APPLICABLE TO FIRM TRANSPORTATION
SERVICE UNDER RATE SCHEDULE FTS
Contract No. EQTR20242-852
Dated September 24, 2014

This Agreement is entered into by and between Equitrans, L.P. (“Equitrans”) and EQT ENERGY, LLC (“Customer”).
1. Agreement (CHECK ONE)
___ This is a new Agreement.
_X_ This Agreement supersedes, terminates, and cancels Contract No. EQTR18679-852, dated December 20, 2013. The superseded contract is no longer in effect.

2. Service under this Agreement is provided pursuant to Subpart B or Subpart G of Part 284, Title 18, of the Code of Federal Regulations. Service under this Agreement is in all respects subject to and governed by the applicable Rate Schedule and the General Terms and Conditions of the Equitrans FERC Gas Tariff (“Tariff”) as they may be modified from time to time, and such are incorporated by reference. In the event that language of this Agreement or any Exhibit conflicts with Equitrans’ Tariff, the language of the Tariff will control.

3. Equitrans shall have the unilateral right to file with the Commission or other appropriate regulatory authority, in accordance with Section 4 of the Natural Gas Act, changes in Equitrans’ Tariff, including both the level and design of rates, charges, Retainage Factors and services, and the General Terms and Conditions.

4. Customer’s Maximum Daily Quantity (“MDQ”) of natural gas transported under this Agreement shall be the MDQ stated in Exhibit A to this Agreement. If service under this Agreement is associated with a firm storage agreement, Customer's Base MDQ and Winter MDQ are stated in Alternative Exhibit A.

5. The effective date, term and associated notice and renewal provisions of this Agreement are stated in Exhibit A to this Agreement.

6. The Receipt and Delivery Points are stated in Exhibit A to this Agreement.

7. Customer shall pay Equitrans the maximum applicable rate (including all other applicable charges and Retainage Factors authorized pursuant to Rate Schedule FTS and the Tariff) for services rendered under this Agreement, unless Customer and Equitrans execute Optional Exhibit B (Discounted Rate Agreement) or Optional Exhibit C (Negotiated Rate Agreement).

Contract # EQTR20242

8. Exhibits are incorporated by reference into this Agreement upon their execution. Customer and Equitrans may amend any attached Exhibit by mutual agreement, which amendments shall be reflected in a revised Exhibit, and shall be incorporated by reference as part of this Agreement.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Agreement by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	EQUITRANS, L.P.:
By _/s/ Paul Kress 9/30/2014_	By _/s/ Andrew L. Murphy 9/30/2014_
(Date)	(Date)
Title __Vice President _______________	Title __Vice President________________

Contract # EQTR20242

EXHIBIT A
to the
TRANSPORTATION SERVICE AGREEMENT
between EQUITRANS, L.P.
and
EQT ENERGY, LLC,
pursuant to Rate Schedule FTS
Contract No. EQTR20242-852 Dated September 24, 2014

This Exhibit A is dated September 24, 2014.
Any previously executed Exhibit A under this Agreement is terminated and is no longer in effect.

1. Notices and Correspondence shall be sent to:
Equitrans, L.P.

EQT Plaza
625 Liberty Avenue Ste 1700
Pittsburgh, PA 15222-3111
Attn: Gas Transportation Dept.
Phone: (412) 395-3230
Facsimile: (412) 395-3347
E-mail Address: T&ENotify@eqt.com

EQT ENERGY, LLC

Address:
625 Liberty Avenue
Pittsburgh, PA 15222

Representative: Paul Kress
Phone: (412) 395-3232
Facsimile: (412) 395-2675
E-mail Address: [***]
DUNS: 03-585-8708
Federal Tax I.D. No.: 02-0750473
Other contact information if applicable:

2. Service Under this Agreement is provided on:

X	Mainline System

X	Sunrise Transmission System

Allegheny Valley Connector

Contract # EQTR20242

3. Maximum Daily Quantity (MDQ): Effective Date

1,046,000	Dth	October 1, 2014
1,076,000	Dth	November 1, 2014
1,035,000	Dth	August 1, 2016
630,000	Dth	July 1, 2023
325,000	Dth	September 1, 2023
30,000	Dth	October 1, 2024
4. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)**	Base	Winter	Effective
(Meter No. and/or Meter Name)	MDQ Allocation	MDQ Allocation	Date
11795 – Jupiter	270,000 dth	270,000 dth	10/1/2014
17112 – Callisto	225,000 dth	225,000 dth	10/1/2014
24605 - Mobley	540,990 dth	540,990 dth	10/1/2014
24990 – Pluto	10,000 dth	10,000 dth	10/1/2014
500017 – Mercury	10 dth	10 dth	10/1/2014

11795 – Jupiter	270,000 dth	270,000 dth	11/1/2014
17112 – Callisto	225,000 dth	225,000 dth	11/1/2014
24605 - Mobley	540,990 dth	540,990 dth	11/1/2014
24990 – Pluto	10,000 dth	10,000 dth	11/1/2014
500017 – Mercury	10 dth	10 dth	11/1/2014
5100080 - Applegate	30,000 dth	30,000 dth	11/1/2014

11795 – Jupiter	270,000 dth	270,000 dth	8/1/2016
17112 – Callisto	225,000 dth	225,000 dth	8/1/2016
24605 - Mobley	499,990 dth	499,990 dth	8/1/2016
24990 – Pluto	10,000 dth	10,000 dth	8/1/2016
500017 – Mercury	10 dth	10 dth	8/1/2016
5100080 - Applegate	30,000 dth	30,000 dth	8/1/2016

24605 - Mobley	499,990 dth	499,990 dth	7/1/2023
500017 – Mercury	10 dth	10 dth	7/1/2023
11795 – Jupiter	100,000 dth	100,000 dth	7/1/2023
17112 – Callisto	0 dth	0 dth	7/1/2023
24990 – Pluto	0 dth	0 dth	7/1/2023
5100080 - Applegate	30,000 dth	30,000 dth	7/1/2023

24605 - Mobley	195,000 dth	195,000 dth	9/1/2023
11795 – Jupiter	100,000 dth	100,000 dth	9/1/2023
5100080 - Applegate	30,000 dth	30,000 dth	9/1/2023

5100080 - Applegate	30,000 dth	30,000 dth	10/1/2024
** Receipt point MDQs do not include quantities required for retainage.

Contract # EQTR20242

Primary Delivery Point(s)	Base	Winter	Effective
(Meter No. and/or Meter Name)	MDQ Allocation	MDQ Allocation	Date

18120 – TETCO Braden Run	180,000 dth	180,000 dth	10/1/2014
73705 – TETCO Morris II	225, 000 dth	225,000 dth	10/1/2014
73713 - TETCO Jefferson	641, 000 dth	641,000 dth	10/1/2014

18120 – TETCO Braden Run	180,000 dth	180,000 dth	11/1/2014
73705 – TETCO Morris II	225, 000 dth	225,000 dth	11/1/2014
73713 - TETCO Jefferson	641, 000 dth	641, 000 dth	11/1/2014
TBD - DTI Pratt II	30,000 dth	30,000 dth	11/1/2014

18120 – TETCO Braden Run	180,000 dth	180,000 dth	8/1/2016
73705 – TETCO Morris II	225, 000 dth	225,000 dth	8/1/2016
73713 - TETCO Jefferson	600, 000 dth	600,000 dth	8/1/2016
TBD - DTI Pratt II	30,000 dth	30,000 dth	8/1/2016

73713 - TETCO Jefferson	600, 000 dth	600, 000 dth	7/1/2023
18120 – TETCO Braden Run	0 dth	0 dth	7/1/2023
73705 – TETCO Morris II	0 dth	0 dth	7/1/2023
TBD - DTI Pratt II	30,000 dth	30,000 dth	7/1/2023

73713 - TETCO Jefferson	295, 000 dth	295, 000 dth	9/1/2023
TBD - DTI Pratt II	30,000 dth	30,000 dth	9/1/2023

TBD - DTI Pratt II	30,000 dth	30,000 dth	10/1/2024

5. Effective Date and Term: This Exhibit A is effective 10/01/2014 and continues in full force and effect through 10/31/2024.* For agreements twelve (12) months or longer, Customer and/or Equitrans may terminate the agreement at the end of the primary term by providing at least six (6) months prior written notice of such intent to terminate.

Contract # EQTR20242

At the expiration of the primary term, this Exhibit A has the following renewal term
(choose one):
____ no renewal term
____ through _______________ *
____ for a period of _______________ *
_X__ year to year* (subject to termination on six (6) months prior written notice)
____ month to month (subject to termination by either party upon ___ days written notice prior to contract expiration)
____ other (described in section 6 below)

* In accordance with Section 6.21 of the General Terms and Conditions, a right of first refusal may apply; any contractual right of first refusal will be set forth in Section 6 of this Exhibit A.

Contract # EQTR20242

6. Other Special Provisions:
None.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit A by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	EQUITRANS, L.P.:
By __/s/ Paul Kress 9/30/2014__	By __/s/ Andrew L. Murphy 9/30/2014
(Date)	(Date)
Title __Vice President _______________	Title __Vice President ______________

Contract # EQTR20242

OPTIONAL EXHIBIT C
to the
TRANSPORTATION SERVICE AGREEMENT
between EQUITRANS, L.P.
and
EQT ENERGY, LLC,
pursuant to Rate Schedule FTS
Contract No. EQTR20242-852 Dated September 24, 2014

This Exhibit C is dated September 24, 2014.
Any previously executed Exhibit C under this Agreement is terminated and is no longer in effect.

Negotiated Rate Agreement
1. In accordance with Section 6.30 of the General Terms and Conditions of Equitrans’ Tariff, Equitrans and Customer agree that the following negotiated rate provisions will apply under the Agreement:

Rates Effective October 1, 2014 through October 31, 2014

Monthly Reservation Rate	$9.117 per MDQ
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

Rates Effective November 1, 2014 through July 31, 2016

Monthly Reservation Rate	$9.074 per MDQ
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

Rates Effective August 1, 2016 through June 30, 2023

Monthly Reservation Rate	9.133 per Dth
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

Rates Effective July 1, 2023 through August 31, 2023

Monthly Reservation Rate	$8.782 per MDQ
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

Contract # EQTR20242

Rates Effective September 1, 2023 through October 31, 2024

Monthly Reservation Rate	$7.604 per MDQ
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

In addition to the rates listed above Customer shall pay a fuel usage, lost and unaccounted for gas percentage retainage rate to recover actual fuel usage, lost and unaccounted for gas based on the following calculation.

Transporter will retain a percentage of Shipper’s nominated receipts volumes to recover fuel, lost and unaccounted for gas (“Estimated Retainage Rate”). The Estimated Retainage Rate will equal the difference between the actual measured Dths received and the actual measured Dths delivered (excluding gas used for company use and compressor fuel) for the preceding calendar year divided by actual annual measured Dth received. The Estimated Retainage Rate will be updated annually and made effective on April 1st of each year. The initial Estimated Retainage Rate under this Agreement will be 1.0%. To adjust for material changes in actual experienced fuel and lost and unaccounted for gas, Transporter shall have the right to change the Estimated Retainage Rate during the calendar year by providing Shipper 30 days advanced written notice. Any changes to the Estimated Retainage Rate will become effective on the first day of the calendar month following the thirty day advanced written notice.

Within 60 days after the end of each calendar quarter, Transporter will calculate for each month of the quarter actual fuel and lost and unaccounted for gas rate for Transporter’s combined Mainline and Sunrise Transmission Systems (“Actual Fuel and LUF Rate”) by taking the difference between monthly actual measured Dths received and monthly actual measured Dths delivered (excluding gas used for company use and compressor fuel) and dividing the difference by monthly actual measured Dth received. The Estimated Retainage Rate less Actual Fuel and LUF Rate will be multiplied by Shipper’s monthly nominated volumes during the preceding calendar quarter to determine the monthly volumes owed to either Transporter or Shipper (“True-up Volumes”). If the True-up Volumes are negative, gas is due to Transporter, and if the True-up Volumes are positive, gas is due to Shipper. Equitrans reserves the right to calculate and include the True-Up Volumes on Shipper’s invoice more frequently than quarterly.

Shipper and Transporter agree that payback of the True-up Volumes will take place over the 60 day period following notice by Transporter to Shipper of the True-up Volumes as calculated by the above methodology.

The retainage rates to recover actual fuel and lost and unaccounted for gas will only apply to nominations to off-system interstate pipeline interconnects. Any nominations to other points will be subject to the posted Tariff Retainage Rates and the Pipeline Safety Cost Rate.

Shipper shall also be subject to any FERC mandated surcharges, imposed by FERC on an industry wide and generally applicable basis to shippers on interstate pipelines. Transporter shall assess the

Contract # EQTR20242

impact of any such FERC proposed surcharge on its Shippers and use commercially reasonable efforts to minimize the application or impact of such surcharge on Transporter’s Shippers, provided that such efforts by Transporter shall not include any obligation on or risk to Transporter of cost responsibility for such surcharge.
Except as expressly stated herein, Equitrans’ applicable maximum rates and charges set forth in the Statement of Rates of its Tariff continue to apply.

2. Customer acknowledges that it is electing Negotiated Rates as an alternative to the rates and charges set forth in the Statement of Rates of Equitrans’ Tariff applicable to Rate Schedule FTS, as revised from time to time.

3. This Exhibit C is effective 10/01/2014 and continues in effect through 10/31/2024.

4. In the event any provision of this Exhibit C is held to be invalid, illegal or unenforceable by any court, regulatory agency, or tribunal of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions, terms or conditions shall not in any way be affected or impaired thereby, and the term, condition, or provision which is held illegal or invalid shall be deemed modified to conform to such rule of law, but only for the period of time such order, rule, regulation, or law is in effect.

5. Other Special Provisions:

None.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit C by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	EQUITRANS, L.P.:
By __/s/ Paul Kress 9/30/2014_	By __/s/ Andrew L. Murphy 9/30/2014_
(Date)	(Date)
Title __Vice President ______________	Title __Vice President________________

Contract # EQTR20242